UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 13, 2024

MODULAR MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

001-41277

(Commission File Number)

Nevada	87-0620495
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

10740 Thornmint Road

San Diego, California 92127

(Address of principal executive offices, with zip code)

(858) 800-3500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MODD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the increase in authorized shares contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2024, Modular Medical, Inc. (the “Company”) filed an amendment to its Third Amended and Restated Articles of Incorporation (as amended, the “Amended and Restated Certificate of Incorporation”) (the “Charter Amendment”), with the Secretary of State of Nevada to increase the Company’s authorized shares of common stock from 50,000,000 to 100,000,000.

The foregoing description of the Charter Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 13, 2024, the Company held its annual meeting of shareholders for the fiscal year ended March 31, 2023 (the “Annual Meeting”), and a quorum for the transaction of business was present in person virtually or represented by proxy, which represented approximately 65.8% of the voting power of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting. The Company’s shareholders voted on five proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 8, 2024.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

(b) Voting results were as follows:

●	Proposal 1 - Election of directors to serve until the next annual meeting of shareholders.

	For	Withheld	Broker Non-Vote
Duane DeSisto	11,772,616	4,263	2,230,277
Paul DiPerna	11,584,723	192,156	2,230,277
Steven Felsher	11,772,712	4,167	2,230,277
Morgan Frank	11,748,087	28,972	2,230,277
Philip Sheibley	11,745,617	31,262	2,230,277
Carmen Volkart	11,635,504	141,375	2,230,277
Ellen O’Connor Vos	11,724,987	51,892	2,230,277

All of the foregoing candidates were elected to serve as directors until the next annual meeting of shareholders and until the election and qualification of her or his successor or earlier resignation or removal.

●	Proposal 2 – Amendment of the Amended 2017 Equity Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 3,000,000 shares.

For	Against	Abstain	Broker Non-Vote
13,528,456	120,523	358,177	-

The foregoing proposal was approved.

●	Proposal 3 – Approval of an amendment of the Articles of Incorporation, as amended, to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.

For	Against	Abstain	Broker Non-Vote
13,528,456	120,523	358,177	-

The foregoing proposal was approved.

●	Proposal 4 – Ratification of the audit committee’s appointment of Farber Hass Hurley LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024.

For	Against	Abstain	Broker Non-Vote
13,928,715	55,937	22,504	-

The foregoing proposal was approved.

●	Proposal 5 – Approval of one or more adjournments of the Annual Meeting.

For	Against	Abstain	Broker Non-Vote
13,731,065	274,795	167	-

The foregoing proposal was approved.

Item 8.01 Other Events.

Effective January 29, 2024, the Company suspended, and is not offering any shares of its common stock pursuant to, the prospectus supplement dated November 22, 2023, relating to the Sales Agreement, dated November 22, 2023 (the “ATM Agreement”), by and between the Company and Leerink Partners LLC. The Company will not make any sales of common stock pursuant to the ATM Agreement unless and until a new prospectus supplement is filed with the SEC; however, the Sales Agreement remains in full force and effect.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, which is being made only by means of a written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, nor shall there be any sale of the Company’s securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

3.1	Certificate of Amendment to Amended and Restated Articles of Incorporation of Modular Medical, Inc., filed with the Secretary of State of the State of Nevada on February 15, 2024.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODULAR MEDICAL, INC.

Date: February 15, 2024	By:	/s/ James Besser
James Besser Chief Executive Officer

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